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                        IXIS U.S. DIVERSIFIED PORTFOLIO
                                IXIS VALUE FUND
                         WESTPEAK CAPITAL GROWTH FUND

 Supplement dated March 31, 2006 to the IXIS Advisor Equity Funds Classes A, B
  and C Prospectus, IXIS Advisor Equity Funds Class Y Prospectus and the IXIS Advisor Funds SAI Part II, each dated May 1, 2005, each as may be supplemented from time to time

Effective March 31, 2006, Robert Franz no longer serves as a member of the team that manages the Westpeak Capital Growth Fund or the Westpeak segment of the IXIS Value Fund. Stephen Platt, Stephen Komon and Jean-Marc Diani continue to serve as members of the portfolio management team for the Westpeak Capital Growth Fund and the Westpeak segment of the IXIS Value Fund.

Also effective March 31, 2006, Lawrence R. Fuller no longer serves as a portfolio manager for the Mercury segment of the IXIS U.S. Diversified Portfolio (the "Portfolio"). Thomas Burke, previously an Associate Portfolio Manager, now serves as Portfolio Manager for the Portfolio. Michael Oberdorf and Karen Uzzolino continue to serve as Fund Analysts for the Portfolio.

                                                                     SP296-0306